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                                                                    EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
MGC Communications, Inc.:

We consent to the use of our report dated August 18, 1997 related to the financial statements of MGC Communications, Inc. for the year ended December 31, 1996 included in your annual Form 10-K report for the year ended December 31, 1998.


                                             KPMG LLP

Las Vegas, Nevada
March 23, 1999